PLANT AND EQUIPMENT, NET (Details) In Thousands, unless otherwise specified	Sep. 30, 2012 USD ($)	Sep. 30, 2012 CNY	Sep. 30, 2011 CNY
Plant and building		155,343	140,301
Machinery and equipment		73,824	52,972
Furniture and office equipment		11,536	11,466
Motor vehicles		10,194	18,338
Leasehold improvements		212	212
Total		251,109	223,289
Accumulated depreciation		(66,000)	(61,438)
Construction in progress		131,976	28,243
Plant and equipment, net	$ 50,006	317,085	190,094